SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 12, 1997

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

    Washington                     0-25188                      91-1653725
(State or Other Jurisdiction  (Commission File Number)  IRS Identification No.
   of Incorporation)

          1201 Third Avenue, Seattle, Washington                   98101
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         Address of Principal Executive Office                    Postal Code

                                 206-461-2000
             Registrant's telephone number including area code


Item 5.  Other Events

         On September 3, 1997, Washington Mutual, Inc. ("Washington Mutual") issued a press release announcing the sale of its insurance underwriting subsidiary, WM Life Insurance Co., to SAFECO Corporation. In addition, SAFECO Corporation annuities will be distributed through Washington Mutual's consumer banking (retail branch) network. The transaction is expected to be completed during the fourth quarter of 1997. For more information, refer to the attached press releases.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WASHINGTON MUTUAL, INC.


Date:  September 12, 1997                 By:  /s/ Marc R. Kittner
                                               Marc R. Kittner,
                                               Senior Vice President and
                                               Deputy General Counsel